UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2023

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38147	82-1954058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Technology Drive, Suite 101

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 416-8300

Not applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.01 par value	CEIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Credit Facility

On June 12, 2023, CONSOL Energy Inc. (the “Company”) entered into an Amendment No. 5 (the “Amendment”) to its Credit Agreement, dated as of November 28, 2017 (the “Original Credit Agreement”), among the Company, the various financial institutions from time to time party thereto, PNC Bank, National Association, as administrative agent and collateral agent for the lenders and the other secured parties referred to therein (the Original Credit Agreement, as amended by the Amendment, the “Credit Agreement”).

The Amendment, among other changes, increases the available revolving commitments from $260.0 million to $355.0 million and provides for the Company’s ability to increase the revolving commitments or issue term loans under the Credit Agreement in an additional amount not to exceed $45.0 million and up to an aggregate total amount of $400.0 million.

The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The response to Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Amendment No. 5, dated as of June 12, 2023, to Credit Agreement, dated as of November 28, 2017, among the Company, the various financial institutions from time to time party thereto, PNC Bank, N.A., as administrative agent and collateral agent for the lenders and the other secured parties referred to therein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL Energy Inc.

By:	/s/ Martha A. Wiegand
Martha A. Wiegand
General Counsel and Secretary

Dated: June 13, 2023